Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated July 28, 2017
to Prospectus dated May 1, 2016 as supplemented

The investment advisor for the Portfolios under the Pioneer Variable Contracts Trust has changed. Accordingly, any reference to Pioneer Investment Management, Inc. in the above referenced prospectus is replaced with Amundi Pioneer Asset Management, Inc.